SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): November 6, 2002

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway Sarasota, Florida		34243

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 941-362-1200

Item 5. Other Events.

     On November 6, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the results for the third quarter ended September 28, 2002.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release of the Registrant dated November 6, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Richard J. Dobbyn

Richard J. Dobbyn Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: November 8, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of the Registrant dated November 6, 2002.

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